Accrued expenses and other payables (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2023 CNY (¥)	Sep. 30, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Accrued expenses and other payables
Payments received on behalf of manachised hotels	¥ 449,356		¥ 199,395
Deposits	63,265		53,203
VAT and other taxes payable	54,602		19,871
Payable for purchase of property and equipment	13,913		12,617
Others	67,066		45,196
Total	¥ 648,202	$ 88,843	¥ 330,282